T. Rowe Price Money Funds

T. Rowe Price Prime Reserve Fund, Inc.

T. Rowe Price Summit Cash Reserves Fund

U.S. Treasury Money Fund

Supplement to prospectuses

The following information supplements the prospectuses for T. Rowe Price Prime Reserve Fund, T. Rowe Price Summit Cash Reserves Fund, and T. Rowe Price U.S. Treasury Money Fund (collectively, the "T. Rowe Price Money Funds"):

The U.S. Treasury Department has established the Temporary Guarantee Program for Money Market Funds ("Program"). The Program`s guarantee only covers shareholders in participating money market funds as of the close of business on September 19, 2008 ("Eligible Shareholders") and does not protect new shareholders after that date. Subject to certain conditions and limitations, the Program guarantees that Eligible Shareholders will receive $1.00 for each money market share held. The guarantee applies if a participating money market fund`s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate ("Guarantee Event"). Upon declaration of a Guarantee Event, a fund must suspend redemptions, stop accepting purchases, and cease the declaration and payment of dividends.

The number of shares guaranteed under the Program for each Eligible Shareholder is the lesser of the number of shares owned by an Eligible Shareholder on September 19, 2008 and the number of shares owned by an Eligible Shareholder when a Guarantee Event occurs. Upon any money market fund liquidation pursuant to the Program, shares not covered under the Program will receive only net asset value per share. Payments under the Program are subject to an overall limit of $50 billion for all money market funds participating in the Program.

On October 7, 2008, the Boards of Directors of the T. Rowe Price Money Funds approved each fund`s participation in the Program. Participation in the Program until December 18, 2008 requires payment of a fee to the U.S. Treasury Department. The cost to participate will be borne by each T. Rowe Price Money Fund without regard to any expense limitation in effect for a fund, and will not be considered an ordinary, recurring operating expense by any fund with an all-inclusive fee. The participation fee for the initial three-month term of the Program is 0.015% of the net asset value of the T. Rowe Price Prime Reserve Fund, and 0.01% of the net asset value of the other T. Rowe Price Money Funds, as of close of business on September 19, 2008.

The Program will exist for an initial three-month period beginning on September 19, 2008 and ending on December 18, 2008. Following this initial three-month period, the U.S. Treasury Department has the option to terminate the Program or renew the Program through the close of business on September 18, 2009. If the Program is extended, the Boards of Directors of the
T. Rowe Price Money Funds will consider whether to continue participation in the Program. If the funds decide to renew their participation, they would pay additional fees in order to participate.

The date of this supplement is October 27, 2008.

10/27/08